UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2025
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BillionToOne, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-42934	81-1082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 O’Brien Drive
Menlo Park, CA 94025
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 460-2551

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	BLLN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 9, 2025, BillionToOne, Inc. (the “Company”) issued a press release announcing financial results for the third quarter ended September 30, 2025. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2025, the Company issued a press release announcing that, on December 8, 2025, the board of directors (the “Board”) of the Company increased the size of the Board and the audit committee of the Board (the “Audit Committee”) by one member and appointed Anthony Pagano to the Board and Audit Committee, effective January 1, 2026. Mr. Pagano was appointed as a Class III director and will serve until the Company’s 2028 annual meeting of stockholders and until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. Mr. Pagano was also appointed as chairperson of the Audit Committee, to succeed Thomas Bremner, who will remain a member of the Audit Committee.

The Board has determined that Mr. Pagano meets the requirements for independence under the applicable listing standards of The Nasdaq Stock Market and the Securities Exchange Act of 1934, as amended.

Mr. Pagano will be entitled to receive compensation in the same manner as the Company’s other non-employee directors, pursuant to the Company’s non-employee director compensation policy, as amended from time to time. Mr. Pagano will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Pagano and any other persons pursuant to which he was elected as a member of the Company’s Board. Mr. Pagano is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Press Release of BillionToOne, Inc. dated December 9, 2025
99.2	Press Release of BillionToOne, Inc. dated December 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BillionToOne, Inc.

Date:	December 9, 2025	By:	/s/ Ross Taylor
		Name:	Ross Taylor
		Title:	Chief Financial Officer